Return to 10-Q

Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of I.C. Isaacs & Company, Inc. (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Stec, Chief Executive Officer, and Gregg A. Holst, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007                    /s/ Robert S. Stec
                                 Robert S. Stec, Chief Executive Officer

/s/ Gregg A. Holst
Gregg A. Holst, Chief Financial Officer